UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
(Rule 14c-101)
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
of 1934 (Amendment No.           )
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☐     Preliminary Information Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☑     Definitive Information Statement
MILLER DIVERSIFIED CORPORATION
(Name of Registrant as Specified in Its Charter)
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NOTICE OF ACTION BY WRITTEN CONSENT
OF THE MAJORITY STOCKHOLDERS OF
AND
INFORMATION STATEMENT FOR
MILLER DIVERSIFIED CORPORATION
3101 W. Hallandale Boulevard
Suite 100
Hallandale, FL 33009
TO BE EFFECTIVE ON January 4, 2010
DATE FIRST MAILED TO STOCKHOLDERS: December 14, 2009
RE: Notice of Action by Written Consent of Stockholders in Lieu of a Special Meeting
Dear Miller Diversified Corporation Stockholder:
Stockholders holding a majority of the voting power of Miller Diversified Corporation, a Nevada corporation (“Miller,” “we,” “us,” “our” or the “Company”), have taken action by written consent to amend and restate Miller’s articles of incorporation to effectuate the following, collectively, the “Proposals”:
(1)	To amend and restate our Articles of Incorporation to provide for a change of the Company’s name to Vapor Corp., as reflected in Exhibit A to this information statement.

(2)
To amend and restate our Articles of Incorporation to increase the number of authorized shares of our common stock from 25 million to 250 million, as reflected in Exhibit A to this information statement.

(3)	To amend and restate our Articles of Incorporation to Elect not to be Governed by Provisions Pertaining to “Resident Domestic Corporations” under the Nevada Revised Statues.

(4)
The adoption of our Equity Incentive Plan (the “Plan”) pursuant to which up to an aggregate of 100,000,000 shares of our common stock shall be reserved for issuance to employees and non-employee directors of and consultants to the Company in connection with their retention and/or continued employment by the Company.

(5)
To amend and restate our Articles of Incorporation to effect a 2.5 for one (2.5:1) reverse stock split on our outstanding common stock as of November 24, 2009, as reflected in Exhibit A to this information statement.

The Written Consent was effective on November 24, 2009. Please review this information statement for a more complete description of these matters.
Under Nevada Law, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding common stock is sufficient under the Nevada Law and our certificate of incorporation and bylaws to approve the actions described above. Accordingly, the actions described above will not be submitted to you and our other stockholders for a vote.

This letter and the accompanying information statement are intended to notify you of the aforementioned stockholder actions in accordance with applicable Securities and Exchange Commission (the “SEC”) rules as a result of the registration of our common stock with the SEC. Pursuant to applicable SEC rules, these corporate actions will be effective 20 calendar days after the date of the initial mailing of the accompanying information statement, or on or about December 24, 2009.
An information statement containing a detailed description of the matters adopted by written consent in lieu of a special meeting of stockholders accompanies this notice. You are urged to read the information statement in its entirety for a description of the actions taken by the holders of a majority of the voting power of the Company.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
We are only furnishing you an information statement as a matter of regulatory compliance with the SEC rules. No action is required of you. The Company will mail this information statement to stockholders on or about December 4, 2009.
By order of the Board of Directors,

/s/ Kevin Firja
Kevin Frija, President, Chief Executive Officer and
Chairman of the Board of Directors

Hallandale, Florida November 24, 2009

INFORMATION STATEMENT

CORPORATE ACTION TAKEN

QUESTIONS AND ANSWERS

BACKGROUND

PROPOSAL 1 —AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY

PROPOSAL 2 — AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

PROPOSAL 3 — AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ELECT NOT TO BE GOVERNED BY PROVISIONS PERTAINING TO “RESIDENT DOMESTIC CORPORATIONS” UNDER THE NEVADA REVISED STATUES.

PROPOSAL 4 — THE ADOPTION OF OUR EQUITY INCENTIVE PLAN (THE “PLAN”)

PROPOSAL 5 — AMENDMENT TO AMENDED AND RESTATED THE ARTICLES OF INCORPORATION TO EFFECT A 7.57 FOR ONE (7.57:1) REVERSE STOCK SPLIT OF OUR COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

HOUSEHOLDING OF MATERIALS

WHERE TO FIND ADDITIONAL INFORMATION

MILLER DIVERSIFIED CORPORATION
3101 W. Hallandale Boulevard
Suite 100
Hallandale, FL 33009
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
This information statement is being mailed on or about December 4, 2009, to the stockholders of record of Miller Diversified Corporation, at the close of business on November 24, 2009 (the “Record Date”). This information statement is being sent to you for information purposes only. No action is requested or required on your part.
This information statement is being furnished to you to inform you that holders of shares representing a majority of the voting power of shares of our securities have adopted, by written consent, resolutions authorizing us to: (1) amend our Amended and Restated Articles of Incorporation to provide for a change of the Company’s name to Vapor Corp., as reflected in Exhibit A to this information statement; (2) amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 25 million to 250 million, as reflected in Exhibit A to this information statement; (3) elect not to be governed by certain provisions pertaining to “resident domestic corporations” under the Nevada Revised Statutes; (4) approve and adopt our Equity Incentive Plan (the “Plan”) pursuant to which up to an aggregate of 100,000,000 shares of our common stock shall be reserved for issuance to employees and non-employee directors of and consultants to the Company in connection with their retention and/or continued employment by the Company, and to; (5) amend our Amended and Restated Articles of Incorporation to effect a 2.5 for one (2.5:1) reverse stock split on our outstanding common stock as of November 24, 2009, as reflected in Exhibit A to this information statement.
We will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.
Voting Securities
The approval of the Amendments and adoption of the Plan requires the consent of the holders of a majority of the outstanding shares of common stock entitled to vote. Approval of the Amendments and adoption of the Plan were obtained by written consent of the stockholders rather than at a duly called meeting of stockholders. On November 24, 2009,
The former Smoke Anywhere USA, Inc. shareholders holding 20,670,000 shares of our common stock (collectively the “Consenting Holders”) which represents approximately 82.68% of our outstanding voting securities delivered a written consent to us adopting the proposals set forth herein. No consideration was paid for the consent.
No Dissenter’s Rights
Stockholders have no appraisal or dissenter’s rights with respect to any of the actions described in this information statement.

Change in Control
On November 5, 2009, we completed our acquisition of Smoke Anywhere USA, Inc. As a result of the Acquisition Agreement and Plan of Merger (the “Agreement,”) We issued shares to the former shareholders of Smoke Anywhere USA which effectively gave them 82.68% of our outstanding common stock. Moreover, in connection with the Agreement, we agreed to take the corporate actions as set forth herein, including the reverse stock split, the change of the name of our company and the increase in the amount of our authorized common stock, so as to complete the post closing undertakings set forth in our Agreement. A copy of the Agreement can be found in our November 13, 2009 filing on Form 8-k as filed with the Securities and Exchange Commission.
QUESTIONS AND ANSWERS
Q:	Why did I receive the information statement?

A:
We sent you the information statement as a matter of regulatory compliance with SEC rules, to inform you of the actions taken by the holders of a majority of the Company’s outstanding common stock by written consent in lieu of a special meeting.

Q:	Who sent me this information statement?

A:	The information statement was sent to you and paid for by the Company.

Q:	When was this information statement mailed or made available to stockholders?

A:	This information statement was first mailed or made available to stockholders on or about December 4, 2009.

Q:	What is an action taken by written consent?

A:
Pursuant to Nevada law, any action required to be taken at an annual or special meeting may be taken without a meeting, without prior notice and without a vote, if a consent in writing is signed by the holders of the outstanding stock having more than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

Q:	Why was there no special meeting?

A:
Because Nevada law allows action to be taken by written consent in lieu of a special meeting, and holders of a majority of our outstanding shares of Common Stock acted by written consent, a special meeting was not necessary.

Q:	What actions were taken by written consent in lieu of a special meeting?

A:
The holders of a majority of our outstanding Common Stock executed a written consent approving the several proposals, relating to the amendments of the Company’s articles of incorporation, amendment of the articles of incorporation to effect a reverse split, approval of the Company’s Equity Incentive Plan and amendment of the Company’s bylaws.

Q:	Do I need to vote on these matters?

A:	No. Since holders of a majority of our Common Stock have already executed a written consent in lieu of an annual meeting, your vote is not necessary.

Q:	How many votes were required to approve the proposals?

A:
The approval and adoption of the action taken by written consent in lieu of a special meeting requires the consent of the holders of a majority of shares representing a majority of the voting power of shares of our securities.

Q:	How many shares were voted for the actions?

A:
The record date for the action taken by written consent is November 24, 2009. We had 25,000,000 shares of Common Stock, entitled to one vote per share, on the record date. The holders of approximately 82.68% of the Company’s issued and outstanding Common Stock executed a written consent in lieu of a special meeting. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under Nevada Law and our certificate of incorporation and bylaws to approve the actions described above.

Q:	When will the corporate actions be effected?

A:
Pursuant to applicable SEC rules, the earliest date on which this corporate action may be effected is 20 calendar days after the date of the initial mailing of this information statement. Accordingly, we anticipate the actions taken by written consent to be effective on or about December 24, 2009.

Q:	Am I entitled to dissenter’s rights?

A:	No.
PROPOSAL 1 — APPROVAL OF THE RESTATEMENT OF OUR CERTIFICATE OF
INCORPORATION TO CHANGE THE NAME OF OUR COMPANY
We are amending our restating articles of incorporation to change our Company’s name from Miler Diversified Corporation to Vapor Corp.

Our Board of Directors has authorized the change in our Company’s name to Vapor Corp., to more closely align our business with that of Smoke Anywhere USA, Inc., with whom we effected a merger on September 1, 2009.
The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Our stock symbol, which is currently “MILR.PK” and our CUSIP number, will both change as a result of our name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders.
We intend to file the Amended Articles of Incorporation with the Secretary of the State of Nevada promptly after the twentieth day after the date this information statement has been sent to stockholders. With the approval of our majority stockholders, the Amended Articles of Incorporation will become effective upon filing with the Secretary of State of Nevada.
PROPOSAL 2 — APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
OUR COMMON STOCK
We are amending and restating our articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 250,000,000 and, accordingly, to increase the total number of authorized shares of capital stock from 26,000,000 to 251,000,000. This increase in the number of authorized shares is reflected in Article FOURTH of Exhibit A to this information statement.
Reasons for the Share Increase
Pursuant to an Agreement and Plan of Merger dated September 1, 2009 (the “Agreement”), by and among the Company, Smoke Holdings, Inc., a Florida corporation and wholly owned subsidiary of the Company and Smoke Anywhere USA, Inc., a Florida corporation (“Smoke”), Smoke Holdings, Inc. merged with and into Smoke, with Smoke remaining as the surviving corporation and becoming a subsidiary of the Company (the “Merger”). The Merger was effective as of September 1, 2009, upon the filing of a certificate of merger with the Florida Secretary of State. Pursuant to the Merger Agreement, 100 outstanding shares of Smoke common stock were exchanged for 20,670,000 shares of the Company’s Common Stock, the Company is further obligated under the Agreement to issue additional shares to the former Smoke Shareholders. In accordance with the Merger Agreement, the Company will take action to amend its articles of incorporation to increase the Company’s authorized common stock, in order to have a sufficient number of authorized common stock to permit the issuances as required by the Merger Agreement and to provide additional shares to be issued in the future for financing and growth.
Effects of the Share Increase
The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock. It may also adversely affect the market price of our common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.
Except as described in this information statement and elsewhere in our 10-Q and Form 8-K filings, we have no current plans to issue any of the authorized but unissued shares of our common stock.
Change of Control as a Consequence of the Merger
As a result of the Merger, the outstanding shares of Smoke Anywhere USA, Inc. common stock were exchanged for 82.68% of the Company’s Common Stock. Subsequent issuances to the former Smoke Shareholders will not affect their respective ownership percentage of our outstanding common stock, however, Vapeco Holdings, Inc., a Florida corporation and the company’s controlling shareholder prior to the Merger, will receive an aggregate of 15.19% of the Company’s common stock once the actions herein are effected.
Accordingly, as a result of the change in the Company’s stock ownership, the Merger has resulted in a change of control of the Company.
PROPOSAL 3 — AMENDMENT TO OUR ARTICLES OF
INCORPORATION TO ELECT TO NOT TO BE GOVERNED BY CERTAIN PROVISIONS
PERTAINING TO
“RESIDENT DOMESTIC CORPORATIONS” UNDER THE NEVADA REVISED STATUTES
On November 24, 2009, our board of directors unanimously adopted a resolution declaring it advisable to amend our articles of incorporation to elect that we shall not be subject to, or governed by, any of the provisions in Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes at such time, if any, that we become a “resident domestic corporation” as that term is defined in Section 78.427 of the Nevada Revised Statutes, and, concurrently therewith, stockholders holding a majority of the voting power of Blackhawk took action by written consent approving the amendment to our articles of incorporation effectuating this election.
Effective Time of the Amendment to Opt Out of Certain Provisions Pertaining to Resident Domestic Corporations
We intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our stockholders, an amendment to our articles of incorporation effectuating the election not to be governed by certain provisions pertaining to resident domestic corporations with the Nevada Secretary of State. This amendment will become effective at the close of business on the date the amendment to the articles of incorporation is accepted for filing for the Nevada Secretary of State. It is presently contemplated that such filing will be made on or after August 14, 2008.
A copy of the amendment is attached to this information statement as Exhibit A.
Reasons for Electing Not to be Governed by Certain Provisions Pertaining to Resident Domestic Corporations
Nevada Revised Statute (NRS) Section 78.427 defines a “resident domestic corporation” is as a domestic corporation that has 200 or more stockholders of record. NRS 78.434(5) allows a corporation to expressly elect in its articles of incorporation not to be governed by NRS 78.411 to 78.444 before the date it becomes a resident domestic corporation.

NRS 78.411 to 78.444 sets forth rules and restrictions regarding combinations of resident domestic corporations with interested stockholders. An “interested stockholder” is defined as any person who is (i) a beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the corporation, or (ii) an affiliate or associate of the resident domestic corporation of the resident domestic corporation and at any time within 3 years immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding shares of the domestic resident corporation.
We are not currently a resident domestic corporation. However, if we wait until we become a resident domestic corporation to make this election, it will not become effective until 18 months after such election is approved. Accordingly, it is more expedient to have the election made now.
If this election is not made, we will be unable to consummate any business combination with an interested person for a period of 3 years after such person becomes an interested person even if such combination is approved by all non-interested stockholders. While we currently do not have any plans to enter into a business combination with an interested stockholder, we feel it is in the best interests of the corporation and out stockholders to maintain the flexibility to pursue all options to maximize stockholder value. The rules under NRS 78.411 to 78.444 severely restrict our ability in this area. An election not to be governed by these rules would not obviate the need for stockholder approval. However, the board and the stockholders would be entitled to approve transactions prior to the end of the 3 year restriction period.
In addition to the 3 year waiting period, the provisions of NRS 78.411 to 78.444 provide that the consideration received in any business combination with an interested stockholder after such 3 year period must be higher than the amount per share paid by the interested stockholder or the market price of the stock on the day such party became interested. This provision intends to protect the non-interested stockholder. However, we believe it is in the stockholders best interest to allow them to decide whether a price is fair under certain circumstances. There is no guarantee that our stock price will continue to increase. Stockholders may decide that it is in their best interest to accept an offer from an interested stockholder in a declining market. If this election is not approved, stockholders will not have the right to make such determination.
PROPOSAL 4 — APPROVAL OF THE ADOPTION OF THE COMPANY’S
EQUITY INCENTIVE PLAN
On November 24, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized, approved and adopted the Company’s Equity Incentive Plan. You are hereby being provided with notice of the approval of the Plan. The Plan is attached to this Information Statement as Exhibit B.
Purpose of the Plan
The Board of Directors approved the Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants.

Summary of The Plan
The principal terms and provisions of the Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the Plan and is qualified in its entirety by reference to the full text of the Plan, which is appended as Exhibit B to this Information Statement.
Types of Awards
Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and awards may be granted under the Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.
Number of Shares
Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the Plan would be 100,000,000.
Administration
The Plan will be administered by the Compensation Committee of the Board of Directors which shall comprise at least 2 directors. If there is no Compensation Committee, the Plan shall be administered by the Board of Directors.
Eligibility
Grants under the Plan may only be made to Employees as defined in the Plan. Employees may include the Company’s Board of Directors or independent contractors providing services to the Company.
Adjustments
In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Plan, in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement
Transferability
An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Compensation Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution. Certain exceptions exist for an award holder to transfer their holdings into a trust as more specifically detailed in the Plan.

Termination of Service
Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least ninety (90) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least twelve (12) months if the Optionee’s Service terminates due to death or Disability.
Amendment and Termination
The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors and written consent of the majority shareholders of the Company. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date as determined by the Board of Directors. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.
Unless sooner terminated pursuant to the terms of the Plan, the Plan will terminate on November 24, 2019.
Federal Income Tax Aspects of the Plan
The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.
Nonqualified Stock Options
A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.
Incentive Stock Options
A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.
Awards Under the Plan
No awards have been made or granted to any officer or director under the Plan as of the date of this Information Statement.
PROPOSAL 5 — APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF
INCORPORATION TO EFFECT A 2.5 FOR ONE (2.5:1) REVERSE STOCK SPLIT OF OUR
COMMON STOCK
The Company committed to take action to amend our certificate of incorporation to increase our authorized common stock and/or to effectuate a reverse split of our common stock that will be outstanding following the Merger, in order for us to have a certain capital structure following the Merger, and to provide additional shares to be issued in the future for financing and growth.
Accordingly, the Board of Directors approved a resolution to effect, and we are amending our articles of incorporation to effect a 2.5 for one (2.5:1) reverse stock split. This reverse stock split is reflected in Exhibit A to this information statement.
We intend to file an Amendment to our Articles of Incorporation with the Secretary of the State of Nevada promptly after the twentieth day after the date this information statement has been sent to stockholders. With the approval of our majority stockholders, the Amendment to our Articles of Incorporation will become effective upon filing with the Secretary of State of Nevada.
Under the reverse stock split each 2.5 shares of our Common Stock will be converted automatically into one (1) share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.
PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.
PLEASE NOTE THAT THE REVERSE SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF ISSUED AND OUTSTANDING SHARES WILL BE SUBSTANTIALLY REDUCED.
Potential Effects of the Reverse Stock Split
As a result of our reverse stock split, the number of shares currently outstanding will decrease from 25 million shares to 10 million shares. Taking into account the issuance of shares of our Common Stock issuable pursuant to the Merger, the former Smoke shareholders will receive 41,342,613 shares of our common stock and Vapeco Holdings, our former controlling shareholder, whose contribution of shares was required to effect the transaction as a “tax free” reorganization pursuant to the provisions of Section 351 and 368 of the Internal Revenue Code of 1986, as amended and could only be effected through its cooperation, will receive 8,657,387 shares of our common stock. As a result of the issuances the number of outstanding shares of our Common Stock will increase to 60,000,000. The issuances as required per the Merger and under the Merger Agreement, will occur immediately after the reverse stock split, resulting in additional dilution to the Company’s existing shareholders.

The Board of Directors believes that a high number of outstanding shares of our Common Stock may contribute to a lack of investor interest in the Company and also may make it difficult to attract new investors and potential business candidates.
The Board of Directors also believes that the reverse stock split may maintain the price of our Common Stock at a level could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies is varied. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.
The reverse split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in the ownership of a fractional share. All stockholders holding a fractional share shall be issued an additional share.
The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 3,188,551 shares to approximately 1,275,420 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock, as increased to 250,000,000 in accordance with Proposal 2 of this Information Statement, will not be affected by the reverse split. The following chart depicts the capitalization structure of the Company, both pre- and post-split (the post-split issued shares may differ slightly based on the number of fractional shares):
Pre-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
25,000,000	25,000,000	0
Post-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
250,000,000	10,000,000	240,000,000
The reverse split will not affect the par value of our Common Stock. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.
Stockholders should recognize that they will own a fewer number of shares of our Common Stock than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 2.5). In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the per-share cost of selling their shares, as well as possible greater difficulty in effecting such sales. For example, brokerage commissions are typically higher for sales of odd lots.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates
The reverse stock split would be implemented by filing an Amendment to the Articles of Incorporation in the form attached as Exhibit A to this information statement, and the reverse stock split would become effective on the date the Amendment to the Articles of Incorporation is accepted by the Nevada Secretary of State.
On the effective date of the reverse stock split, each certificate representing shares of the Company’s Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split.
The Company’s transfer agent, Island Stock Transfer, will act as the exchange agent for purpose of implementing the exchange of stock certificates. As soon as practicable after the effective date of the reverse stock split, stockholders of record will be notified in writing of the reverse split. Stockholders of record will receive a letter of transmittal requesting them to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares. No new certificates will be issued to any holder of Company common stock until the stockholder has surrendered the stockholder’s outstanding certificates together with the properly completed and executed letter of transmittal to the exchange agent. Persons holding their shares of Company common stock in brokerage accounts or in “street name” will not be required to do anything to effect the exchange of stock certificates; the exchange will be made automatically.
No service charges, brokerage commissions or transfer taxes should be payable by any holder of the Company’s common stock in connection with the exchange of stock certificates, unless a new certificate is to be issued in a name other than the name appearing on the pre-reverse split certificate, in which case the person requesting the issuance will be required to pay any applicable transfer taxes or establish to the Company’s satisfaction that any such taxes have been paid or are not payable, the transfer complies with all applicable state and federal securities laws, and the surrendered certificate is properly endorsed and otherwise in proper form for transfer.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.
DO NOT SEND YOUR SHARE CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU HAVE RECEIVED A LETTER OF TRANSMITTAL AND HAVE FOLLOWED THE INSTRUCTIONS IN THAT LETTER.
Anti-Takeover Effects of the Reverse Stock Split
The reverse stock split is not expected to provide any anti-takeover effect. As the former Smoke Shareholders beneficially own approximately 82.68% of the Company’s issued and outstanding Common Stock as of November 24, 2009, the former Smoke Shareholders have the power to elect the Company’s entire Board of Directors and have an effective veto power on all actions requiring stockholder approval. Thus, the former Smoke Shareholders would have the power to block any transaction causing a change in control of the Company. In addition, the reverse stock split will not have any impact on the relative voting rights of the holders of the Company’s common stock (other than the minimal impact resulting from the handling of fractional shares). As a result, the reverse stock split does not, by itself, have an anti-takeover effect.

The effective increase in our authorized shares resulting from the reverse stock split could potentially be used by management to thwart a take-over attempt. The over-all effects of the reverse stock split might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.
While the reduction in the number of shares of common stock issued and outstanding as a result of the reverse stock split may have an anti-takeover effect, it is not intended to do so and the Company is not aware of any specific effort or perceived threat of a takeover.
Certain Federal Income Tax Consequences
The following discussion summarizing certain federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).
The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split will not generally result in a recognition of gain or loss to the stockholders. The value of the additional share received in lieu of fractional shares, however, might possibly result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.
The adjusted tax basis of a stockholder in the Common Stock received after the Reverse Split will be the same as the adjusted tax basis of the Common Stock held prior to the Reverse Split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the Common Stock received after the Reverse Split will include the holding period of the Common Stock held prior to the Reverse Split exchanged therefore. No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.
THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS
The following table sets forth certain information with respect to the beneficial ownership, as of November 24, 2009, of the Company’s common stock, which are the Company’s only outstanding class of voting securities, and the voting power resulting from such beneficial ownership, by
•	each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

•	each director of the Company;

•	each executive officer of the Company; and

•	all directors and executive officers of the Company as a group

	Shares	Percentage of
	Beneficially	Beneficial
Name and address of beneficial owner	Owned(1)(4)	Ownership(1)
5% Stockholders
Adam Frija	1,860,300	7.44%
Isaac Galazan	4,237,350	16.95%
Jeffrey Holman	2,343,978	9.38%
Doron Ziv	2,893,800	11.58%
Vapeco Holdings	—	—%
Named Executive Officers
Kevin Frija	—	0%

All Current Officers and Directors As a Group (1 person)		0%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to the community property laws where applicable, to the Company’s knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is the Company’s address at 3101 W. Hallandale Boulevard #100, Hallandale, Florida 33009.

(2)	On November 24, 2009 there were 25,000,000 shares of our common stock outstanding and no shares of preferred stock issued and outstanding. We have no outstanding stock options or warrants.

(3)
In determining the percent of voting stock owned by a person (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 25,000,000 shares of common stock outstanding, or 60,000,000 shares of common stock post closing undertakings, which includes a 2.5:1 reverse stock split (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(4)
Subsequent to the post closing undertakings , which includes a 2.5:1 reverse stock split and additional issuances resulting in 60,000,000 shares of common stock outstanding; Mr . Adam Frija will own 4,64,720, Mr. Galazan will own 10,169,640, Mr. Ziv will own, 6,945,120, of the company’s common stock respectively, the percentages of shares beneficially owned percentages will remain unchanged. Subsequent to the post closing issuances,Vapeco Holdings will own 4,799,966 which represents an 8% beneficial ownership, and Mr. Kevin Frija will own, 4,314,000 which represents a 7.19% beneficial ownership.

(5)	Except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.

(6)	The address for each such beneficial owner is 3101 W Hallandale Blvd, Suite 101, Hallandale, Florida 33009.
INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON
No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon. None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.
HOUSEHOLDING OF MATERIALS
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Notice of Action by Written Consent of Stockholders and Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of an information statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to the Miller Diversified Corporation, 3101 W. Hallandale Blvd Suite 101 Hallandale, FL 33009 we will provide a separate copy of the information statement.

WHERE TO FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. This information can be inspected and copied at the Public Reference Room at the SEC’s office at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Such information may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at http://www.sec.gov that contains the reports and other information we file electronically. We make available free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this information statement.

By Order of the Board of Directors
/s/ Kevin Frija
Kevin Frija
President
November 24, 2009

EXHIBIT A
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
MILLER DIVERSIFIED CORPORATION
ARTICLE 1 — NAME OF CORPORATION:
The Name of the Corporation is VAPOR CORP.
ARTICLE 2 — REGISTERED AGENT FOR SERVICE OF PROCESS:
Corporation Trust Company of Nevada
6100 Neil Road Suite 500
Reno, NV 89511
ARTICLE 3 — AUTHORIZED STOCK: (NUMBER OF\ SHARES CORPORATION IS AUTHORIZED TO ISSUE)
The total number of shares of capital stock which the Corporation shall have the authority to issue is Two Hundred and Fifty Million (251,000,000) which shall be divided into two classes: (1) Common Stock in the amount of Two Hundred Fifty Million (250,000,000) shares having par value of $0.001 each; and (2) Preferred Stock in the amount of One Million (1,000,000) shares having par value of $0.001 each.
Effective as of 5:00 p.m., Eastern Time, on the date this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Nevada, (the “Effective Time”) Each two and one half (2.5) shares of Common Stock issued and outstanding immediately prior to the Effective Time, shall, automatically and without any action on the part of the respective holders thereof, be converted into one (1) share of Common Stock and in lieu of fractional shares, each share so converted shall be rounded up to the next highest number of full shares of Common Stock.
Holders of the corporation’s Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.
The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.
All capital stock when issued shall be fully paid and nonassessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.
The corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

ARTICLE 4 — NAMES AND ADDRESSES OF THE BOARD OF DIRECTORS
The directors are hereby given the authority to do any act on behalf of the corporation by law in each instance where the Business Corporation Act provides that the directors may act in certain instances where the Articles of Incorporation authorize such action by the directors, the directors are hereby given authority to act in such instances without specifically numerating such potential action or instance herein.
The directors are specifically given the authority to mortgage or pledge any or all assets of the business without stockholders’ approval.
The names and address (es) of the person(s) who are to serve as Directors until the annual meeting of stock holders or until their successor(s) are elected and qualify are:

NAME	ADDRESS

Kevin Frija	3101 W. Hallandale Blvd Suite 101
Hallandale, FL 33009
ARTICLE 5 — PURPOSE:
The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada.
ARTICLE 6 — DURATION
The Duration of the corporation is perpetual.
ARTICLE 7 — DIRECTORS
The number of Directors of the corporation shall be determined in the manner provided by the Bylaws and may be increased or decreased from time to time in the manner provided therein. Written ballots are not required in the election of Directors.
ARTICLE 8 — BY-LAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the corporation; provided, however, the Board of Directors may not repeal or amend any bylaw that the stockholders have expressly provided may not be amended or repealed by the Board of Directors. The stockholders shall also have the power to adopt, amend or repeal the Bylaws for this corporation.
ARTICLE 9 — AMENDMENT
These Articles of Incorporation may be amended by the affirmative vote of “a majority” of the shares entitled to vote on each such amendment.

ARTICLE 10 — AMENDMENTS TO CERTIFICATE OF INCORPORATION
This corporation reserves the right to amend or repeal, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, any of the provisions contained in this Certificate of Incorporation. The rights of the stockholders of the corporation are granted subject to this reservation.
ARTICLE 11 — SHAREHOLDER RIGHTS
The Authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this corporation.
ARTICLE 12 — CAPITALIZATION
This corporation will not commence business until consideration of a value of at least $1,000 has been received for the issuance of said shares.
ARTICLE 13 — COMMON DIRECTORS — TRANSACTION BETWEEN CORPORATIONS
No contract of other transaction between this corporation and any one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors or officers are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent of such interested director; or (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent, or (c) the contract or transaction is fair and reasonable to the corporation.
Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or Committee thereof which authorizes, approves or ratifies such contract or transaction.
ARTICLE 14 — ELECTION NOT TO BE GOVERNED BY PROVISIONS PERTAINING TO RESIDENT DOMESTIC CORPORATIONS
At such time, if any, as the corporation becomes a “resident domestic corporation,” as that term is defined in Section 78.427 of the Nevada Revised Statutes, the corporation shall not be subject to, or governed by, any of the provisions in Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, as may be amended from time to time, or any successor statute.

EXHIBIT B
VAPOR CORP
EQUITY INCENTIVE PLAN
1. Purpose. The purpose of the plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Miller Diversified Corporation, a Nevada corporation (the “Company”), by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22.
2. Shares Subject to the Plan; Per-Person Award Limitation.
2.1 Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be One Hundred Million (100,000,000) Shares. Subject to Sections 2.2 and 17, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or (c) are subject to an Award that otherwise terminates without Shares being issued. Subject to Sections 2.2 and 17, in no event shall the aggregate number of Shares that may be issued pursuant to incentive stock options exceed One Hundred Million (100,000,000) Shares .
2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws.
2.3 Individual Award Limitation. Notwithstanding any other provision in this Plan, and in addition to any requirements of this Plan, the maximum number of Shares granted hereunder to any one Participant may not exceed twenty percent (20%) of the total Shares subject to the Plan (subject to adjustments as provided in Sections 2.2 and 17 hereof).
3. Eligibility.
3.1 General. All Awards set forth herein may be granted to employees, officers, directors, consultants and advisors of the Company or Affiliate of the Company, provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

4. Administration.
4.1 Compensation Committee. The Plan shall be administered by the Board or by a committee (“Committee”) appointed by the Board. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for “outside directors” of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. Any determination made by the Board or the Committee with respect to any Award shall be made in their sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.
4.2 Committee Authority. Subject to the general purposes, terms and conditions of the Board, the Committee shall have full power to implement and carry out the Plan. The Board or the Committee may delegate to one or more officers of the Company the authority to make recommendations to grant an Award under the Plan to Participants who are not Insiders of the Company. The Board or the Committee shall have the authority to:
(a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
(b) recommend to the Board amendments to the rules and regulations relating to the Plan;
(c) select the persons to receive Awards;
(d) determine the form and terms of Awards;
(e) determine the number of Shares or other consideration subject to Awards;
(f) determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or Affiliate of the Company;
(g) determine the granting of certain waivers of Plan or Award conditions;
(h) determine the conditions concerning the vesting, exercisability and payment of Awards;
(i) recommend to the Board such matters so as to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
(j) determine whether an Award has been earned; and
(k) make all other determinations necessary or advisable for the administration of the Plan.

4.3 Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.
4.4 Address of Committee. The Committee’s address to which any correspondence or notifications may be sent or given is:
Miller Diversified Corporation
3101 W. Hallandale Blvd Suite 101
Hallandale, FL 33009
5. Options. The Board or the Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSO”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.
5.2 Date of Grant. The date of grant of an Option shall be the date on which the Board or the Committee makes the determination to grant such Option, unless otherwise specified by the Board or the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Board or the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Shareholder”) shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Board or the Committee also may provide for the Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Board or the Committee when the Option is granted and may not be less than the par value of a Share on the date of grant provided that: (i) the Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of any option granted that the Board or Committee intends to qualify under Section 162(m) of the Code, shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of the Plan.
5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Board or the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
5.6 Termination. Unless otherwise set forth in the Stock Option Agreement, the exercise of an Option shall be subject to the following:
(a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.
(b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NQSO.
5.7 Limitations on Exercise. The Board or Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8 Modification, Extension or Renewal. The Board or the Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Board or the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.9 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:
6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Board or the Committee, shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.
6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Board or the Committee on the date the Restricted Stock Award is granted but shall in no event less than the par value of the Shares. Payment of the Purchase Price may be made in accordance with Section 7 of the Plan.
6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Board or the Committee may impose. The Board or the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Board or the Committee may determine. Restricted Stock Awards that the Board or the Committee intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one (1) or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Board or the Committee. Such performance measures shall be established by the Board or the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock award is made; and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.
7. Payment For Share Purchases.
7.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board or the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;
(b) by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;
(c) by waiver of compensation due or accrued to Participant for services rendered;
(d) by tender of property;
(e) with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at the prime rate of the Company’s principal lender, and (4) contain such other terms as the Committee in its sole discretion shall reasonably require;
(f) by a “cashless exercise” in which Shares which would otherwise be delivered upon exercise of the Option may be used to satisfy the payment of the exercise price of the Option, in accordance with the following formula:

X = Y (A-B)
A
Where:
X = the number of Shares to be issued to Optionee.
Y = the number of Shares purchasable under the amount of the Option being exercised
A = the per Share Fair Market Value
B = the per Share Exercise Price of the Option
(g) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:
(1) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
(2) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

(h) by any combination of the foregoing.
If the Exercise Price or purchase price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.
8. Withholding Taxes.
8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board or the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board or the Committee and shall be subject to the following restrictions:
(a) the election must be made on or prior to the applicable Tax Date;
(b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;
(c) all elections shall be subject to the consent or disapproval of the Committee;
(d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company’s quarterly or annual summary statement of sales or earnings; and
(e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

9. Privileges of Stock Ownership. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.
10. Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.
11. Restrictions on Shares. At the discretion of the Board or the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.
12. Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Board or the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.
13. Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Board or the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board or the Committee respectively, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board or the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.
14. Exchange and Buy out of Awards. The Board or the Committee, may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Company may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Company and the Participant shall agree.

15. Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other Issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.
16. No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or Affiliate of the Company or limit in any way the right of the Company or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
17. Corporate Transactions.
17.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than any transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), all outstanding Awards may, to the extent permitted by applicable law, be replaced by the successor corporation (if any) with Awards of equivalent value, which replacement shall be binding on all Participants. In the alternative, substantially similar consideration may be provided to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.
17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”
17.3 Assumption of Awards by the Company. The Company, from time to time, also may grant Awards identical to awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by granting an Award under the Plan in replacement of such other company’s award. Such replacement shall be permissible if the holder of the replaced award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company grants Awards identical to an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code).

18. Adoption and Shareholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.
19. Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval of the Plan.
20. Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that: (a) the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and (b) no outstanding Award shall be deemed effected by such amendment without the advance written consent of the Participant(s) holding such outstanding Award(s) at the time of the proposed termination or amendment.
21. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
22. Definitions. As used in the Plan, the following terms shall have the following meanings:
“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.
“Award” means any award under the Plan, including any Option or Restricted Stock.
“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee appointed by the Company’s Compensation Committee (said Compensation Committee itself being first appointed by the Company’s Board).
“Company” means Miller Diversified Corporation, a Nevada corporation, or any successor company.
“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.
“Disinterested Person” means a director who has not, during the period that person is a member of the Committee and for one (1) year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(I) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a) if such Common Stock is then quoted on the Nasdaq market, its last reported sale price on the Nasdaq market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;
(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;
(c) if such Common Stock is publicly traded but is not quoted on a Nasdaq market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or
(d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.
“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Option” means an award of an option to purchase Shares pursuant to Section 5.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.
“Plan” means this Miller Diversified Corporation Equity Incentive Plan, as amended from time to time.
“Restricted Stock Award” means an award of Shares pursuant to Section
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.
“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or advisor, to the Company or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
EXERCISE NOTICE
VAPOR CORP
3101 W. Hallandale Boulevard
Suite 100
Hallandale, FL 33009
Attention: Stock Option Plan Administrator
1. Exercise of Option. Effective as of today,  ______________,  _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase  ___________  shares of the Common Stock (the “Shares”) of Miller Diversified Corporation (the “Company ”) under and pursuant to the Miller Diversified Corporation Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated  _______________ (the “Option Agreement”).
2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.
5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
7. Withholding Taxes. There may be a regular federal income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee, the Company will be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
8. Governing Law. This Exercise Notice is governed by the internal substantive laws of the state of Nevada.
9. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	Vapor Corp.

By:

Signature

Title:

Print Name